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                           FORM N-4, ITEM 24(b)(10.3)

                               POWERS OF ATTORNEY

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                                Power of Attorney



KNOW  ALL  PERSONS  BY THESE  PRESENTS,  that the  undersigned  constitutes  and appoints  Richard M. Ellery and Thomas M.  Zurek,  and each of them his true and lawful  attorneys-in-fact  and agents,  each with full power of substitution and resubstitution  for  him in his  name,  place  and  stead  to  sign  any and all

Registration  Statements  (including  Registration  Statements or any Amendments thereto  arising from any  reorganization  of a Separate  Account with any other

Separate  Account)  applicable  to  Separate  Accounts  established  for funding variable  annuity and variable life contracts of American  United Life Insurance

Company(R) and any Amendments or supplements thereto, and to file the same, with all exhibits  thereto and other  documents  in  connection  therewith,  with the

Securities and Exchange  Commission,  granting unto said  attorneys-in-fact  and agents full power and  authority  to do and perform each and every act and thing requisite  and  necessary to be done, as fully to all intents and purposes as he might or could do in  person,  hereby  ratifying  and  confirming  all that said attorneys-in-fact  and  agents  may  lawfully  do or cause to be done by  virtue hereof.



                           Dated:6/29/07



                           Signed: /s/ J. Scott Davison



                           Printed: J. Scott Davison







STATE OF INDIANA  )

                  )

COUNTY OF MARION  )



Before me,  Terri E. Miller,  a Notary  Public in and for said County and State,

this 29th day of June, 2007, personally appeared J. Scott Davison, who swore to the truth of the  representations  contained  herein,  signed  his mark on the above  and foregoing  Power of Attorney  before me, and he declared  his execution  of the above and foregoing Power of Attorney to be his free and voluntary act and deed.



/s/ Terri E. Miller

Terri E. Miller

My Commission Expires: 5/29/08

County of Residence: Marion















                                Power of Attorney



KNOW  ALL  PERSONS  BY THESE  PRESENTS,  that the  undersigned  constitutes  and appoints  Richard M. Ellery and Thomas M.  Zurek,  and each of them his true and lawful  attorneys-in-fact  and agents,  each with full power of substitution and resubstitution  for  him in his  name,  place  and  stead  to  sign  any and all

Registration  Statements  (including  Registration  Statements or any Amendments thereto  arising from any  reorganization  of a Separate  Account with any other

Separate  Account)  applicable  to  Separate  Accounts  established  for funding variable  annuity and variable life contracts of American  United Life Insurance

Company (R) and any  Amendments or  supplements  thereto,  and to file the same,

with all exhibits thereto and other documents in connection therewith,  with the

Securities and Exchange  Commission,  granting unto said  attorneys-in-fact  and agents full power and  authority  to do and perform each and every act and thing requisite  and  necessary to be done, as fully to all intents and purposes as he might or could do in  person,  hereby  ratifying  and  confirming  all that said attorneys-in-fact  and  agents  may  lawfully  do or cause to be done by  virtue hereof.



                           Dated: 6/28/07



                           Signed: /s/ Mark C. Roller



                           Printed: Mark C. Roller







STATE OF INDIANA  )

                  )

COUNTY OF MARION  )



Before me,  Terri E. Miller,  a Notary  Public in and for said County and State,

this 28th day of June, 2007,  personally  appeared Mark C. Roller,  who swore to the truth of the representations  contained herein, signed his mark on the above and foregoing  Power of Attorney before me, and he declared his execution of the above and foregoing Power of Attorney to be his free and voluntary act and deed.



/s/ Terri E. Miller

Terri E. Miller

My Commission Expires: 5/29/08

County of Residence: Marion















                                Power of Attorney



KNOW  ALL  PERSONS  BY THESE  PRESENTS,  that the  undersigned  constitutes  and appoints  Richard M. Ellery and Thomas M.  Zurek,  and each of them his true and lawful  attorneys-in-fact  and agents,  each with full power of substitution and resubstitution  for  him in his  name,  place  and  stead  to  sign  any and all

Registration  Statements  (including  Registration  Statements or any Amendments thereto  arising from any  reorganization  of a Separate  Account with any other

Separate  Account)  applicable  to  Separate  Accounts  established  for funding variable  annuity and variable life contracts of American  United Life Insurance

Company (R)and any Amendments or supplements thereto, and to file the same, with all exhibits  thereto and other  documents  in  connection  therewith,  with the

Securities and Exchange  Commission,  granting unto said  attorneys-in-fact  and agents full power and  authority  to do and perform each and every act and thing requisite  and  necessary to be done, as fully to all intents and purposes as he might or could do in  person,  hereby  ratifying  and  confirming  all that said attorneys-in-fact  and  agents  may  lawfully  do or cause to be done by  virtue hereof.



                           Dated: 6/29/07



                           Signed: /s/ G. David Sapp



                           Printed: G. David Sapp







STATE OF INDIANA  )

                  )

COUNTY OF MARION  )



Before me,  Terri E. Miller,  a Notary  Public in and for said County and State,

this 29th day of June, 2007, personally appeared G. David Sapp, who swore to the truth of the representations  contained herein, signed his mark on the above and foregoing  Power of Attorney  before me, and he declared  his  execution  of the above and foregoing Power of Attorney to be his free and voluntary act and deed.



/s/ Terri E. Miller

Terri E. Miller

My Commission Expires: 5/29/08

County of Residence: Marion















                                Power of Attorney



KNOW  ALL  PERSONS  BY THESE  PRESENTS,  that the  undersigned  constitutes  and appoints Richard M. Ellery, his true and lawful attorney-in-fact and agent, each with full power of substitution  and  resubstitution  for him in his name, place and stead to sign any and all Registration  Statements  (including  Registration

Statements  or any  Amendments  thereto  arising  from any  reorganization  of a

Separate  Account  with any  other  Separate  Account)  applicable  to  Separate

Accounts established for funding variable annuity and variable life contracts of

American  United Life  Insurance  Company (R) and any  Amendments or supplements thereto,  and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said  attorney-in-fact and agent full power and authority to do and perform each and every act and thing  requisite  and  necessary  to be done,  as fully to all intents and  purposes as he might or could do in person,  hereby  ratifying  and confirming all that said  attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.



                           Dated: 6/28/07



                           Signed: /s/ Thomas M. Zurek



                           Printed: Thomas M. Zurek







STATE OF INDIANA  )

                  )

COUNTY OF MARION  )



Before me,  Terri E. Miller,  a Notary  Public in and for said County and State,

this 28th day of June, 2007,  personally  appeared Thomas M. Zurek, who swore to the truth of the representations  contained herein, signed his mark on the above and foregoing  Power of Attorney before me, and he declared his execution of the above and foregoing Power of Attorney to be his free and voluntary act and deed.



/s/ Terri E. Miller

Terri E. Miller

My Commission Expires: 5/29/08

County of Residence: Marion



















                                Power of Attorney



KNOW  ALL  PERSONS  BY THESE  PRESENTS,  that the  undersigned  constitutes  and appoints  Richard M. Ellery and Thomas M.  Zurek,  and each of them her true and lawful  attorneys-in-fact  and agents,  each with full power of substitution and resubstitution  for  her in her  name,  place  and  stead  to  sign  any and all

Registration  Statements  (including  Registration  Statements or any Amendments thereto  arising from any  reorganization  of a Separate  Account with any other

Separate  Account)  applicable  to  Separate  Accounts  established  for funding variable  annuity and variable life contracts of American  United Life Insurance

Company (R) and any  Amendments or  supplements  thereto,  and to file the same,

with all exhibits thereto and other documents in connection therewith,  with the

Securities and Exchange  Commission,  granting unto said  attorneys-in-fact  and agents full power and  authority  to do and perform each and every act and thing requisite  and necessary to be done, as fully to all intents and purposes as she might or could do in  person,  hereby  ratifying  and  confirming  all that said attorneys-in-fact  and  agents  may  lawfully  do or cause to be done by  virtue hereof.



                           Dated: 6/28/07



                           Signed: /s/ Constance E. Lund



                           Printed: Constance E. Lund







STATE OF INDIANA  )

                  )

COUNTY OF MARION  )



Before me,  Terri E. Miller,  a Notary  Public in and for said County and State,

this 28th day of June, 2007, personally appeared Constance E. Lund, who swore to the truth of the representations  contained herein, signed her mark on the above and foregoing  Power of Attorney  before me, and she declared here  execution of the above and  foregoing  Power of Attorney to be her free and voluntary act and deed.



/s/ Terri E. Miller

Terri E. Miller

My Commission Expires: 5/29/08

County of Residence: Marion

















                                Power of Attorney



KNOW  ALL  PERSONS  BY THESE  PRESENTS,  that the  undersigned  constitutes  and appoints  Richard M. Ellery and Thomas M.  Zurek,  and each of them his true and lawful  attorneys-in-fact  and agents,  each with full power of substitution and resubstitution  for  him in his  name,  place  and  stead  to  sign  any and all

Registration  Statements  (including  Registration  Statements or any Amendments thereto  arising from any  reorganization  of a Separate  Account with any other

Separate  Account)  applicable  to  Separate  Accounts  established  for funding variable  annuity and variable life contracts of American  United Life Insurance

Company (R) and any  Amendments or  supplements  thereto,  and to file the same,

with all exhibits thereto and other documents in connection therewith,  with the

Securities and Exchange  Commission,  granting unto said  attorneys-in-fact  and agents full power and  authority  to do and perform each and every act and thing requisite  and  necessary to be done, as fully to all intents and purposes as he might or could do in  person,  hereby  ratifying  and  confirming  all that said attorneys-in-fact  and  agents  may  lawfully  do or cause to be done by  virtue hereof.



                           Dated: July 11, 2007



                           Signed: /s/ Dayton H. Molendorp



                           Printed: Dayton H. Molendorp







STATE OF INDIANA  )

                  )

COUNTY OF MARION  )



Before me,  Terri E. Miller,  a Notary  Public in and for said County and State,

this 11th day of July, 2007,  personally  appeared Dayton H. Molendorp,  who swore to the truth of the representations  contained herein, signed his mark on the above and foregoing  Power of Attorney  before me, and he declared  his execution  of the above and foregoing Power of Attorney to be his free and voluntary act and deed.



/s/ Terri E. Miller

Terri E. Miller

My Commission Expires: 5/29/08

County of Residence: Marion